Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)
(Section 906 of the Sarbanes-Oxley Act of 2002)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Tongli Pharmaceuticals (USA), Inc. (the “Company”), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended December 31, 2008 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 11, 2009	By:	/s/ Yao Mingli
Name: Yao Mingli
Title: Chief Executive Officer

Dated: February 11, 2009	By:	/s/ Yibin Yang
Name: Yibin Yang
Title: Chief Financial Officer